UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                     July 25, 2007           (July 23, 2007)
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                Date of report   (Date of earliest event reported)

                               Hexcel Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                  1-8472                 94-1109521
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    (State of Incorporation)   (Commission File No.)       (IRS Employer
                                                         Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02  Results of Operation and Financial Condition

     On July 23, 2007, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal quarter ended June 30, 2007. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.


Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure

     The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.


Section 8 - Other Events

Item 8.01  Other Events

     On July 23, 2007, the Company posted to its website certain information regarding reclassified historical statements of operations for the quarterly periods of 2006 and 2007. A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.

     On July 25, 2007, the Company posted to its website a table which summarizes sales by operating segment and market segment for the quarters and six-months ended June 30, 2007 and 2006 and March 31, 2007, and a table which summarizes the reclassified operating segment data for the quarterly periods of 2006 and full year 2006. Copies of these tables are being furnished as Exhibit 99.3 and are incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c) Exhibits

     99.1  Press Release issued by the Company on July 23, 2007.

     99.2 Information regarding reclassified historical statements of operations for the quarterly periods of 2006 and 2007.

     99.3 Sales by operating segment and market segment for the quarters and six-months ended June 30, 2007 and March 31, 2007, and reclassified operating segment data for the quarterly periods of 2006 and full year 2006.


                                       2
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                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HEXCEL CORPORATION

     July 25, 2007
                                                  /s/ Wayne Pensky
                                               -----------------------

                                               Wayne Pensky
                                               Chief Financial Officer


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


                                  Exhibit Index
                                  -------------


Exhibit No.            Description
-----------            -----------

99.1         Press Release issued by the Company on July 23, 2007.

99.2 Information regarding reclassified historical statements of operations for the quarterly periods of 2006 and 2007.

99.3 Sales by operating segment and market segment for the quarters and six-months ended June 30, 2007 and March 31, 2007, and reclassified operating segment data for the quarterly periods of 2006 and full year 2006.